Exhibit 10.39

AMENDMENT NO. 1

TO NOTE AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the Note Agreement dated as of April 18, 2011 (the “Agreement”), by and among MHI Hospitality Corporation, a Maryland corporation (the “Borrower”) and each lender a party thereto from time to time (together with their successors and assigns, each, a “Lender”, and collectively, the “Lenders”) and Essex Equity High Income Joint Investment Vehicle, LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”, and collectively with the Borrower and the Lenders, the “Parties”), is made and entered into by and among the Parties as of December 21, 2011 (the “Amendment Date”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, the Parties desire, for their mutual convenience and benefit, to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 1 of the Agreement is hereby amended by restating the definition of “Term Loan Commitment Period” therein in its entirety as follows:

“Term Loan Commitment Period” means the period commencing on the Closing Date and ending on the earlier of (i) May 31, 2013, (ii) the date the Term Loan Commitments are fully funded and permanently reduced to zero and (iii) the Maturity Date.

2. This Amendment shall be deemed to be incorporated into the Agreement and made a part thereof. All references to the Agreement in any other document (including, without limitation, that certain promissory note made and delivered by the Borrower to the Agent dated as of April 18, 2011) shall be deemed to be references to the Agreement as modified by this Amendment. Except as specifically amended or modified herein, the Agreement shall continue in full force and effect and shall be enforceable in accordance with each of the terms thereof. To the extent that the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall be deemed to govern.

3. This Amendment may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

4. This Amendment will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within such jurisdiction, without reference to conflicts of laws provisions.

5. This Amendment may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have executed this Amendment effective as of the Amendment Date.

BORROWER:	MHI HOSPITALITY CORPORATION

	By:	/s/ David R. Folsom
	Name:	David R. Folsom
	Title:	President and Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE AGREEMENT]

LENDER:	ESSEX EQUITY HIGH INCOME JOINT INVESTMENT VEHICLE, LLC

	By:	Essex Equity Capital Management, LLC, the Investment Manager

	By:	/s/ Ryan P. Taylor
	Name:	Ryan P. Taylor
	Title:	Managing Director and Authorized Signatory

AGENT:	ESSEX EQUITY HIGH INCOME JOINT INVESTMENT VEHICLE, LLC

	By:	Essex Equity Capital Management, LLC, the Investment Manager

	By:	/s/ Ryan P. Taylor
	Name:	Ryan P. Taylor
	Title:	Managing Director and Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE AGREEMENT]